UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 29, 2009
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 29, 2009, in connection with a general corporate governance review, the Nominating and Governance Committee of Michael Baker Corporation (the “Corporation) recommended that the Corporation’s By-laws (as amended and restated, the “By-laws”) be amended and restated and the Executive Committee of the Corporation approved such recommendation, effective immediately. The principal changes effected by the adoption of the By-laws were to:
(i)	include a new Section 1.01.01 of the By-laws, which sets forth provisions relating to when a shareholder must provide advance notice to the Corporation that it wishes to propose business at an annual meeting of the shareholders and provisions relating to the information required to be included in such advance notice;

(ii)	amend Section 1.02 of the By-laws to revise the provisions relating to special meetings so that special meetings may be called only by the Chairman of the Board, the Vice Chairman, or by a majority of directors in office and so shareholders may not propose business to be brought before a special meeting;

(iii)	amend Section 2.01 of the By-laws to revise the provision relating to determining the number of directors which shall constitute the full Board of Directors so such determination is made by a majority of the directors in office by vote at a regular or special meeting;

(iv)	amend Section 2.01.01 of the By-laws to revise the provisions relating to when a shareholder must provide advance notice to the Corporation that it intends to nominate an individual for election as a director at an annual meeting of the shareholders and to revise the provisions relating to the information to be included in such notice and the information to be provided by the proposed nominee;

(v)	include a new Section 2.01.02 of the By-laws, which sets forth provisions relating to when a shareholder must provide advance notice to the Corporation that it intends to nominate an individual for election as a director at a special meeting of the shareholders and provisions relating to the information to be included in such notice and the information to be provided by the proposed nominee; and

(vi)	amend Section 2.09 of the By-laws to revise the provision relating to how vacancies, including vacancies resulting from an increase in the number of directors, may be filled so such vacancies are filled by the majority of the remaining directors.
          The preceding description of the By-laws and the amendments effected thereby does not purport to be a complete statement of the provisions thereof and is qualified in its entirety by reference to the Corporation’s By-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description
3.1	By-laws amended October 29, 2009.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ H. James McKnight
H. James McKnight
Chief Legal Officer, Executive Vice President and Corporate Secretary

Date: November 3, 2009

EXHIBIT INDEX

Number	Description	Method of Filing
3.1	By-laws amended October 29, 2009.	Filed herewith.